Kraft Foods Sanford C. Bernstein Strategic Decisions Conference May 28, 2009 Exhibit 99.1

Forward-looking statements
This slide presentation contains forward-looking statements including our four strategies to return Kraft Foods to sustainable growth; that creating a high-performing organization will drive profitable growth in every region of the world; that we are restoring the power of our portfolio; that we are revitalizing new product growth through platform-
based innovation; strengthening our category mix; investing where it matters most; our fundamentals are strong and getting stronger; our wall-to-wall program is a source of sustainable competitive advantage; we are taking wall-to-wall to the next level and it is driving additional revenue; expanding our reach to grow in growing channels and market share; investing to improve coverage in traditional trade in developing markets; well positioned to grow our business around the world; that we are driving sustainable savings and continuous improvement programs; our strategies are working; that we are successfully navigating the abrupt shift from unprecedented cost spikes and pricing to exceptional consumer weakness, in particular, by driving cost savings to build brands, leveraging our portfolio for competitive advantage at retail and focusing investment priority categories, brands and markets; that we are on track to deliver
2009 guidance; we are still targeting organic revenue growth of approximately 3 percent and carryover pricing will contribute more than half of growth; we remain confident in delivering EPS of $1.88 with double-digit constant currency growth; that as 2009 unfolds, market share will improve, volume/mix will strengthen and profit margins will expand;
that we are starting to deliver against our long-term growth model, where pricing and productivity will cover input costs and volume growth, improved product mix and overhead leverage will drive higher operating margins; our expectation with regard to organic revenue growth, manufacturing, overhead leverage, cash flow leverage and tax rate; our long-
term EPS growth; and expectations regarding discretionary cash flow. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those predicted in any such forward-looking statements. Such factors, include, but are not limited to, continued volatility in input costs, pricing actions, increased competition, our ability to differentiate our products from private label products, increased costs of sales, the shift in our product mix to lower margin offerings, risks from operating internationally, failure to grow in developing markets and tax law changes. For additional information on these and other factors that could affect our forward-looking statements, see our filings with the SEC, including our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. We disclaim and do not undertake any obligation to update or revise any forward-
looking statement in this slide presentation.

3 Agenda • Company Overview • Strategic Turnaround • Financial Turnaround

4 Kraft has significant global scale $42 billion in revenue World’s #2 food company #1 in North America Sales in 150 countries Operations in 70+ countries Approximately 100,000 employees

Our portfolio today
• Approximately 40% of revenue
outside North America
• More than 80% of revenue from #1 share positions
• More than 50% of revenue from categories where
market share is 2x the nearest competitor
Europe
Europe
Developing
Markets
Developing
Markets
North
America
North
America
Net Revenue by Geography

We compete in five consumer
sectors …
• Snacks
• Beverages
• Cheese
• Grocery
• Convenient Meals
38%
38%
20%
20%
Cheese
18%
Cheese
18%
Grocery
10%
Grocery
10%
Convenient
Meals
15%
Convenient
Meals
15%
Snacks
Snacks
Beverages
Beverages
May not add due to rounding

7 … with a strong portfolio of iconic brands • 9 brands over $1 billion • 50+ brands over $100 million

Entering 2007, several big
opportunities
• Create a high-performance culture
• Restore the power of our portfolio
• Leverage our scale in the marketplace
• Drive sustainable savings
• Return Kraft to sustainable earnings growth

9 Four strategies to return Kraft Foods to sustainable growth Balance Cost & Quality Exploit Sales Capabilities Reframe Categories Rewire for Growth

Rewire for Growth Creating a high-performing organization

Creating a high-performing organization
• Strengthened senior leadership team
• Decentralized to create autonomous business units
• Revised incentive systems with right metrics
Drive profitable growth in
every region of the world

North America: Both top-line and
bottom-line growth
2.9%
04-06
CAGR
4.5%
2007
Organic Revenue
Growth*
2008
4.8%
(1.3)%
(9.8)%
Operating Income
Growth (ex items)*
7.3%
04-06
CAGR
2007
2008
* Does not reflect restated reportable business segments and certain financial reporting changes for 2009, as described in the company’s Form 8-K dated March 25, 2009 and Form 10-Q for
the three months ended March 31, 2009.  See GAAP to Non-
GAAP reconciliations at the end of this presentation.

European Union: Solid returns from focus
0.3%
04-06
CAGR
3.8%
2007
Organic Revenue
Growth*
4.3%
(9.1)%
1.7% Operating Income
Growth (ex items)*
4.2%
04-06
CAGR
2007
2008**
2008**
* Does not reflect restated reportable business segments and certain financial reporting changes for 2009, as described in the company’s Form 8-K dated March 25, 2009 and Form 10-Q for
the three months ended March 31, 2009.  See GAAP to Non-
GAAP reconciliations at the end of this presentation.
** Proforma growth with LU biscuit; see GAAP to Non-GAAP
reconciliations at the end of this presentation

Developing Markets: Rapid acceleration
9.9%
04-06
CAGR
11.6%
2007
Organic Revenue
Growth*
17.9%
4.0%
Operating Income
Growth (ex items)*
39.6%
2007
2008**
2008**
24.7%
04-06
CAGR * Does not reflect restated reportable business segments and certain financial reporting changes for 2009, as described in the company’s Form 8-K dated March 25, 2009 and Form 10-Q for
the three months ended March 31, 2009.  See GAAP to Non-
GAAP reconciliations at the end of this presentation.
** Proforma growth with LU biscuit; see GAAP to Non-GAAP
reconciliations at the end of this presentation

Reframe Categories Restoring the power of our portfolio

16 Growth diamond guiding investments • New product growth from platform-based innovation Snacking Health & Wellness Premium Quick Meals

Growth diamond guiding investments
• Increasing value-oriented marketing
Convenient Meals
DiGiornonomics
Deli Shaved vs Leading Deli Brand
Cheese
“Goodness
Squared”
Value vs Naturals
Customer Relationship Marketing
Beverages
Powdered Beverages vs
Carbonated Soft Drinks
Grocery
"60 Under 60" Inherently Economical

Strengthening category mix
• Reframing our portfolio
$1.6B Net Revenue
0.2% growth
Divestitures
$300M Net Revenue
1.3% of global volume
$(4) million OI
Pruning
$3.2B Net Revenue
5.1% growth
(European rights)
Acquisitions

19 Investing where it matters most • North America prioritizing investments Invest Incrementally Sustain Investment Fix Category Portfolio Roles

Investing where it matters most
• Focused international investments
Markets
+8%
Brands
+13%
Categories
+10%
Biscuits
Biscuits
Powdered
Bev
Powdered
Bev
Cheese
Cheese Chocolate
Chocolate
Coffee
Coffee
* Proforma
with LU
biscuit, constant currency
2008 Like-for-like Revenue Growth
*

21 Restoring the power of our portfolio • Growth diamond guiding investments • Strengthening our category mix • Investing where it matters most Fundamentals are strong... and getting stronger

Exploit Sales Capabilities Leveraging our scale in the marketplace

Established Wall-to-Wall in the U.S.
• Program to enhance in-store effectiveness
– One sales rep handles entire Kraft portfolio
• Source of sustainable competitive advantage
– Drove ~1pp of incremental revenue
3%
2006 2007 2008
35%
63%
Percent U.S. ACV (Distribution)

Taking Wall-to-Wall to the next level
• High Visibility Wall-to-Wall
– Fewer stores per rep
– Additional merchandiser hours
– Driving an additional ~1pp of revenue vs. base Wall-to-Wall stores
3%
HVWTW
Base WTW
2006 2007 2008 2009 2010
35%
63% 63% 63%
8%
~15%
Percent U.S. ACV (Distribution)
~30%

25 Improving customer collaboration • Led to double digit growth with global customers

Expanding our reach to grow in
growing channels
0.4pp
2008
0.2pp
2008
0.4pp
2008
3.3pp
2008
0.4pp
Q4
0.4pp
Q4
1.5pp
Q4
7.0pp
Q4
Kraft Foods U.S. Category Growth and Share Change
Military +9% Convenience Stores +6%
Club Stores +9% Dollar Stores +10%

Expanding our reach to grow
market share
• Investing to improve coverage in traditional trade
in developing markets
– Gaining distribution and improving in-store execution
– Expanding power brands geographically
– Leveraging the portfolio to cover multiple price points

Leveraging our scale in the
marketplace
• Taking Wall-To-Wall to the next level
• Improving customer collaboration
• Expanding our reach to grow market share
Well positioned to grow our business
around the world

Balance Costs and Quality Driving sustainable savings

30 2006 2007 2008 2009E 44% 55% 64% 70% Using quality as an offensive weapon • Moving from parity to vastly preferred Percent of products preferred to competition

Restored our Pricing Power
• Rebuilt brand equity to point where pricing and
productivity can cover input cost inflation
Cumulative Pricing versus Input Costs
$0
($1B)
2003 2004 2005 2006 2007 2008 Q1’09

Utilizing tailwind of Restructuring
Program
$1.3
$1.1
2008 2009 2010+
$1.4
Cumulative Annualized Savings
(Billions)
• Streamlined manufacturing
– 36 plants closed
• Simplified organization
– 19,000 positions being
eliminated

33 Utilizing tailwind of Restructuring Program • Close price gaps • Upgrade product quality • Increase share of voice • Rebuild new product pipeline

34 Continuous improvement programs • End-to-End approach • Total network optimization • Implement SAP as core transactional system

35 Our strategies are working Balance Cost & Quality Exploit Sales Capabilities Reframe Categories Rewire for Growth

Very solid start to 2009
• Successfully navigating the abrupt shift from
unprecedented cost spikes and pricing … to
exceptional consumer weakness
– Driving cost savings to build brands
– Leveraging our portfolio for competitive advantage at retail
– Focusing investment on priority categories, brands, markets
• Q1 organic net revenues grew 2.3%*
– (1.6)pp due to Easter shift and product line discontinuations
• Q1 OI margin increased 290 bps to 13.5%
– Margin expansion in nearly every business segment
*  See GAAP to Non-GAAP reconciliations at the end of this presentation

On track to deliver 2009 guidance
• Targeting organic revenue growth ~3%
– Carryover pricing will contribute more than half of growth
– Begin to lap most 2008 pricing in Q2; product line
discontinuation actions in H2
– Expect vol/mix to improve as year progresses
• Remain confident in delivering diluted EPS of $1.88
– Double-digit constant currency growth vs 2008 ex-items EPS

Steady progress in turnaround
• 2007: Rejuvenated top-line growth
• 2008: Grew both top and bottom lines
• 2009: Build profit margins and market share
Market share will improve
Volume/mix will strengthen
Profit margins will expand for the year
As 2009
unfolds

Starting to deliver against our
long-term growth model
• Pricing + productivity cover input costs
• Volume growth, improved product mix and overhead
leverage drive higher operating margins
Organic Revenue Growth 4%+
Manufacturing, Overhead Leverage 2-3pp
Cash Flow Leverage & Tax Rate 1-2pp
Long-Term EPS Growth 7-9%

Improving cash generation
Discretionary Cash Flow*
$ Billions
2007 2008 2009 2010 2011
$2.4 $2.1
+$1 billion
opportunity
* Excluding Post cereals and adjusted for the timing of payment of deferred interest; see GAAP to Non-GAAP reconciliation at the end of this presentation.

GAAP to Non-GAAP Reconciliation
As Reported
(GAAP)
Impact of
Divestitures /
Other
Impact of
Acquisitions
Impact of
Currency
Organic (Non-
GAAP)
For the Years Ended:
December 31, 2005
North America 5.5% 0.4pp 0.0pp (0.9)pp 5.0%
European Union 3.2% 1.1pp 0.0pp (3.1)pp 1.2%
Developing Markets 14.1% 0.6pp 0.0pp (4.6)pp 10.1%
December 31, 2006
North America (0.8)% 2.3pp 0.0pp (0.7)pp 0.8%
European Union (0.6)% (0.2)pp (1.1)pp 1.3pp (0.6)%
Developing Markets 11.4% 0.5pp 0.0pp (2.1)pp 9.8%
Compound Annual Growth Rate, 2004 - 2006:
North America 2.9%
European Union 0.3%
Developing Markets 9.9%
(Unaudited)
Net Revenue Growth
* Does not reflect restated reportable business segments and certain financial reporting changes for 2009, as described in the company’s Form 8-K dated March 25, 2009 and Form 10-Q for the three months ended March 31, 2009.
*

GAAP to Non-GAAP Reconciliation
* Does not reflect restated reportable business segments and certain financial reporting changes for 2009, as described in the company’s Form 8-K dated March 25, 2009 and Form 10-Q for the three months ended March 31, 2009.
*
As Reported
(GAAP)
Impact of
Divestitures
Impact of
Acquisitions
Impact of
Currency
Organic (Non-
GAAP) LU Biscuit
LU Biscuit -
Impact of
Currency
Organic
including LU
Biscuit (Non-
GAAP)
As Reported
(GAAP)
Organic
(Non-GAAP)
Organic
including LU
Biscuit (Non-
GAAP)
2008 Reconciliation
North America 23,956 $          - $                    (20) $             (56) $             23,880 $          20 $               - $                 23,900 $          4.7% 4.8% 4.9%
European Union 11,259 (230) (2,624) (488) 7,917 2,624 (279) 10,262 41.6% 4.0% 4.3%
Developing Markets 6,986 - (535) (181) 6,270 535 (23) 6,782 31.6% 18.1% 17.9%
2007 Reconciliation
North America 22,876 $          (96) $               - $                 - $                 22,780 $          - $                 - $                 22,780 $
European Union 7,951 (338) - - 7,613 2,226 * - 9,839
Developing Markets 5,307 - - - 5,307 443 * - 5,750
2007 Reconciliation
North America 22,876 $          (96) $               - $                 (113) $           22,667 $          3.7% 4.5%
European Union 7,951 (338) (226) (682) 6,705 19.2% 3.8%
Developing Markets 5,307 - (7) (250) 5,050 17.2% 11.6%
2006 Reconciliation
North America 22,060 $          (369) $             - $                 - $                 21,691 $
European Union 6,669 (209) - - 6,460
Developing Markets 4,527 - - - 4,527
% Change
Net Revenues
For the Twelve Months Ended December 31,
($ in millions)  (Unaudited)
* Proforma 2007 LU Biscuit Net Revenues

GAAP to Non-GAAP Reconciliation
As Reported
(GAAP)
Asset
Impairment,
Exit and
Implementati
on Costs -
Restructuring
Asset
Impairments /
Other
Expenses -
Non-
Restructuring
(Gains) /
Losses on
Divestitures,
net
Excluding
Items (Non-
GAAP)
For the Years Ended:
December 31, 2005
North America (1.8)% (7.5)pp 6.6pp 0.0pp (2.7)%
European Union 4.7% (5.7)pp 0.0pp (12.5)pp (13.5)%
Developing Markets 66.5% (3.0)pp (31.0)pp (1.8)pp 30.7%
December 31, 2006
North America (1.8)% 6.1pp (1.0)pp (3.1)pp 0.2%
European Union (24.0)% 16.3pp 19.6pp (16.4)pp (4.5)%
Developing Markets 5.2% 12.5pp 2.7pp (1.5)pp 18.9%
Compound Annual Growth Rate, 2004 - 2006:
North America (1.3)%
European Union (9.1)%
Developing Markets 24.7%
Operating Income Growth
(Unaudited)
*
* Does not reflect restated reportable business segments and certain financial reporting changes for 2009, as described in the company’s Form 8-K dated March 25, 2009 and Form 10-Q for the three months ended March 31, 2009.

GAAP to Non-GAAP Reconciliation
* Does not reflect restated reportable business segments and certain financial reporting changes for 2009, as described in the company’s Form 8-K dated March 25, 2009 and Form 10-Q for the three months ended March 31, 2009.
*
As Reported
(GAAP)
Asset Impairment,
Exit and
Implementation
Costs -
Restructuring
Asset Impairments /
Other Expenses -
Non-Restructuring
(Gains) / Losses
on Divestitures,
net
Excluding
Items (Non-
GAAP)
Proforma 2007
LU Biscuit
2008
Integration
Costs
Excluding
Items
including
Proforma
2007 LU
Biscuit (Non-
GAAP)
As Reported
(GAAP)
Excluding
Items (Non-
GAAP)
Excluding
Items
including
Proforma
2007 LU
Biscuit (Non-
GAAP)
2008 Reconciliation
North America 3,361 $        375 $                    - $                          1 $                     3,737 $          - $                      - $                      3,737 $          7.5% 7.3% 7.3%
European Union 412 474 100 91 1,077 - 64 1,141 (27.6)% 47.3% 4.2%
Developing Markets 585 140 51 - 776 - 17 793 23.4% 50.4% 39.6%
2007 Reconciliation
North America
3,126 $        245 $                    120 $                      (7) $                    3,484 $          - $                      - $                      3,484 $
European Union 569 152 10 - 731 362 2 1,095
Developing Markets 474 50 - (8) 516 51 1 568
2007 Reconciliation
North America 3,126 $        245 $                    120 $                      (7) $                    3,484 $          (8.1)% (9.8)%
European Union 569 152 10 - 731 4.0% 1.7%
Developing Markets 474 50 - (8) 516 17.6% 4.0%
2006 Reconciliation
North America 3,400 $        335 $                    243 $                      (117) $               3,861 $
European Union 547 253 170 (251) 719
Developing Markets 403 82 11 - 496
% Change
Operating Income
For the Twelve Months Ended December 31,
($ in millions)  (Unaudited)
LU Biscuit

GAAP to Non-GAAP Reconciliation
As Reported
(GAAP)
Impact of
Divestitures
Impact of
Currency
Organic (Non-
GAAP)
As Reported
(GAAP)
Organic
(Non-
GAAP)
2009 Reconciliation
Kraft Foods, Inc. 9,396 $           - $                    786 $              10,182 $           (6.5)% 2.3%
2008 Reconciliation
Kraft Foods, Inc. 10,046 $         (89) $               - $                  9,957 $
% Change
Net Revenues
For the Three Months Ended March 31,
($ in millions)  (Unaudited)

GAAP to Non-GAAP Reconciliation
($ in millions, Unaudited)
2007 2008
Net Cash Provided by Operating Activities (GAAP) 3,571 $     4,141 $
Capital Expenditures (1,241) (1,367)
Discretionary Cash Flow
2,330 $     2,774 $
Discretionary cash flow from the
Post
cereals business (200) (100)
Discretionary Cash Flow excluding Post
cereals
2,130 $     2,674 $
Timing of Payment of Deferred Interest - (300)
Discretionary Cash Flow excluding Post
cereals and
adjusting for the Payment of Deferred Interest
2,130 $     2,374 $
Cash Flows
For the Twelve Months Ended December 31,

Supplementary restated growth
a) See Supplementary GAAP to Non-GAAP reconciliations
b) The As Restated 2007 and 2008 growth percentages reflect the restated reportable business segments and certain financial reporting changes for 2009, as described in the company's Form 8-K dated March 25, 2009 and Form 10-Q for the three months ended March 31, 2009.
2007 2008 2007 2008
North America
Organic Revenue Growth 4.5% 4.8% 4.5% 4.8%
Operating Income Growth (ex items) (9.8)% 7.3% (4.4)% 1.7%
European Union / Europe
Organic Revenue Growth 3.8% 4.0% 3.3% 3.4%
Operating Income Growth (ex items) 1.7% 47.3% (2.7)% 37.3%
Developing Markets
Organic Revenue Growth 11.6% 18.1% 11.3% 17.7%
Operating Income Growth (ex items) 4.0% 50.4% 8.4% 59.7%
As Restated
(a)(b)
Previously Reported
(a)
% change

Supplementary GAAP to Non-GAAP
Reconciliation
As Restated
(GAAP)
Impact of
Divestitures
Impact of
Acquisitions
Imple-
mentation
Costs
Impact of
Currency
Organic (Non-
GAAP)
As Reported
(GAAP)
Organic
(Non-GAAP)
2008 Reconciliation
Kraft Foods North America 23,956 $           - $                    (20) $              - $                  (56) $              23,880 $           4.7% 4.8%
Kraft Foods Europe 9,728                (214)                (2,216)            -                      (387)               6,911                38.8% 3.4%
Kraft Foods Developing Markets 8,248                (16)                  (943)               -                      (272)               7,017                38.0% 17.7%
2007 Reconciliation
Kraft Foods North America 22,876 $           (96) $               - $                  - $                  - $                  22,780 $
Kraft Foods Europe 7,007                (323)                -                      -                      -                      6,684
Kraft Foods Developing Markets 5,975                (15)                  -                      -                      -                      5,960
2007 Reconciliation
Kraft Foods North America 22,876 $           (96) $               - $                  - $                  (113) $            22,667 $           3.7% 4.5%
Kraft Foods Europe 7,007                (323)                (226)               -                      (571)               5,887                18.9% 3.3%
Kraft Foods Developing Markets 5,975                (15)                  (7)                   -                      (330)               5,623                18.0% 11.3%
2006 Reconciliation
Kraft Foods North America 22,060 $           (369) $             - $                  - $                  - $                  21,691 $
Kraft Foods Europe 5,894                (196)                -                      -                      -                      5,698
Kraft Foods Developing Markets 5,064                (13)                  -                      -                      -                      5,051
% Change
Net Revenues
For the Twelve Months Ended December 31,
($ in millions)  (Unaudited)

Supplementary GAAP to Non-GAAP
Reconciliation
As Restated
(GAAP)
Asset Impairment,
Exit and
Implementation
Costs -
Restructuring
Asset Impairments
/ Other Expenses -
Non-Restructuring
(Gains) / Losses
on Divestitures,
net
Excluding
Items (Non-
GAAP)
As Reported
(GAAP)
Excluding
Items (Non-
GAAP)
2008 Reconciliation
Kraft Foods North America 3,378 $         375 $                     - $                           1 $                      3,754 $           1.4% 1.7%
Kraft Foods Europe 182               474                        100                          91                       847                 (60.0)% 37.3%
Kraft Foods Developing Markets 815               140                        51                            -                          1,006              38.6% 59.7%
2007 Reconciliation
Kraft Foods North America 3,333 $         245 $                     120 $                       (6) $                     3,692 $
Kraft Foods Europe 455               152                        10                            -                          617
Kraft Foods Developing Markets 588               50                          -                              (8)                        630
2007 Reconciliation
Kraft Foods North America 3,333 $         245 $                     120 $                       (6) $                     3,692 $           (1.9)% (4.4)%
Kraft Foods Europe 455               152                        10                            -                          617                 (1.5)% (2.7)%
Kraft Foods Developing Markets 588               50                          -                              (8)                        630                 20.5% 8.4%
2006 Reconciliation
Kraft Foods North America 3,399 $         335 $                     243 $                       (117) $                3,860 $
Kraft Foods Europe 462               253                        170                          (251)                   634
Kraft Foods Developing Markets 488               82                          11                            -                          581
% Change
Operating Income
For the Twelve Months Ended December 31,
($ in millions)  (Unaudited)